                                                                   EXHIBIT 10.29

                                                                  EXECUTION COPY


                            ASSIGNMENT FOR SECURITY

                                  (TRADEMARKS)


                 WHEREAS, AURORA ELECTRONICS GROUP, INC., a California corporation (herein referred to as "Assignor"), has adopted, used and is using the trademarks listed on the annexed Schedule 2-A, which trademarks are registered in the United States Patent and Trademark Office (the "Trademarks");

                 WHEREAS, Assignor is obligated to CHEMICAL BANK, a New York banking corporation, as agent (referred to herein as the "Assignee") for (i) the lenders (the "Lenders") named in Schedules 2.01(a) and 2.01(b) of the Credit Agreement dated as of the date hereof, among the Assignor, the guarantors named therein (the "Guarantors"), the Lenders and the Assignee (as amended, modified or supplemented from time to time in accordance with its terms, the "Credit Agreement") and (ii) for itself as issuer of the Letters of Credit, and Assignor has entered into a Security Agreement and Mortgage-Trademarks and Patents dated the date hereof (the "Agreement") in favor of Assignee; and

                 WHEREAS, pursuant to the Agreement, Assignor has assigned to Assignee and granted to Assignee a security interest in, and mortgage on, all right, title and interest of Assignor in and to the Trademarks, together with the goodwill of the business symbolized by the Trademarks and the applications and registrations thereof, and all proceeds thereof, including, without limitation, any and all causes of action which may exist by reason of infringement thereof (the "Collateral"), to secure the payment, performance and observance of the Secured Obligations, as defined in the Agreement;

                 NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Assignor does hereby further assign unto Assignee and grant to Assignee a security interest in, and mortgage on, the Collateral to secure the prompt payment, performance and observance of the Secured Obligations.

                 Assignor does hereby further acknowledge and affirm that the rights and remedies of Assignee with respect to the assignment of, security interest in and mortgage on the Collateral made and granted hereby are more fully set forth in the Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

                 Assignee's address is 633 Third Avenue, New York, New York
10017.

                 IN WITNESS WHEREOF, Assignor has caused this Assignment to be duly executed by its officer thereunto duly authorized as of the 29th day of March, 1996.

                                           AURORA ELECTRONICS GROUP, INC.



                                           By_______________________________
                                              Name:_________________________
                                              Title:________________________

                    SCHEDULE 2-A TO ASSIGNMENT FOR SECURITY


                                   TRADEMARKS



Trademark                              Reg. Date                  Reg. No.
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